                                                         Draft of August 7, 1996
                                                         -----------------------



                               POPPE TYSON, INC.


                            (a Delaware corporation)


                        _________ Shares of Common Stock



                               PURCHASE AGREEMENT
                               ------------------



Dated:  __________ __, 1996

                               Table of Contents


PURCHASE AGREEMENT
SECTION 1.  Representations and Warranties..................................2

   (a) Representations and Warranties by the Company........................2
      (i) Compliance with Registration Requirements.........................3
      (ii) Independent Accountants..........................................3
      (iii) Financial Statements............................................4
      (iv) No Material Adverse Change in Business...........................4
      (v) Good Standing of the Company......................................4
      (vi) Good Standing of Subsidiaries....................................4
      (vii) Capitalization..................................................5
      (viii) Authorization of Agreement.....................................5
      (ix) Authorization and Description of Securities......................5
      (x) Absence of Defaults and Conflicts.................................5
      (xi) Absence of Labor Dispute.........................................6
      (xii) Absence of Proceedings..........................................6
      (xiii) Accuracy of Exhibits...........................................6
      (xiv) Possession of Intellectual Property.............................6
      (xv) Absence of Further Requirements..................................7
      (xvi) Possession of Licenses and Permits..............................7
      (xvii) Leasehold Interests and Title to Property......................7
      (xviii) Compliance with Cuba Act......................................8
      (xix) Investment Company Act..........................................8
      (xx) Environmental Laws...............................................8
      (xxi) Registration Rights.............................................8
      (xxii) Related Transactions...........................................8
      (xxiii) Foreign Corrupt Practices Act.................................9
      (xxiv) Insurance......................................................9
      (xxv) Taxes...........................................................9
      (xxvi) Internal Controls..............................................9
      (xxvii) Filings.......................................................9
      (xxviii) Brokers.....................................................10
      (xxix) Rights to Acquire Securities..................................10
      (xxx) Compliance with Laws...........................................10
      (xxxi) Absence of Manipulation.......................................10
      (xxxii) Lock-Ups.....................................................10
      (xxxiii) Distribution of Prospectus..................................10
      (xxxiv) Services Agreement...........................................10
   (b) Representations and Warranties by the Selling Shareholder...........11
      (i) Good Standing of the Selling Shareholder.........................11
      (ii) Absence of Defaults and Conflicts...............................11

   (iii) Beneficial Ownership..............................................12
   (iv) Accurate Disclosure................................................12
   (v) Authorization of Agreement..........................................12
   (vi) Good and Marketable Title..........................................12
   (vii) Absence of Manipulation...........................................13
   (viii) Absence of Further Requirements..................................13
   (ix) Restriction on Sale of Securities..................................13
   (x) Certificates Suitable for Transfer..................................13
   (xi) No Association with NASD...........................................13
   (xii) Inter-corporate Agreements........................................14
 (c) Officer's Certificates................................................14

SECTION 2. Sale and Delivery to Underwriters; Closing......................14

 (a) Initial Securities....................................................14
 (b) Option Securities.....................................................15
 (c) Payment...............................................................15
 (d) Denominations; Registration...........................................16

SECTION 3. Covenants of the Company........................................16

 (a) Compliance with Securities Regulations and Commission Requests........16
 (b) Filing of Amendments..................................................16
 (c) Delivery of Registration Statements...................................17
 (d) Delivery of Prospectuses..............................................17
 (e) Continued Compliance with Securities Laws.............................17
 (f) Blue Sky Qualifications...............................................17
 (g) Rule 158..............................................................18
 (h) Use of Proceeds.......................................................18
 (i) Listing...............................................................18
 (j) Restriction on Sale of Securities.....................................18
 (k) Reporting Requirements................................................19
 (1) Form SR...............................................................19
 (m) Form S-8..............................................................19
 (n) Information...........................................................19
 (o) Transfer Agent........................................................19

SECTION 4. Payment of Expenses.............................................20

 (a) Expenses..............................................................20
 (b) Termination of Agreement..............................................20

SECTION 5. Conditions of Underwriters' Obligations.........................20

 (a) Effectiveness of Registration Statement...............................21
 (b) Opinion of Counsel for Company........................................21
 (c) Opinion of Counsel for the Selling Shareholder........................21
 (d) Opinion of Counsel for Underwriters...................................21

 (e) Officer's Certificate.................................................21
 (f) Accountant's Comfort Letter...........................................22
 (g) Bring-down Comfort Letter.............................................22
 (h) Approval of Listing...................................................22
 (i) Certain Guaranties....................................................22
 (j) Termination of Agreements.............................................22
 (i) No Objection..........................................................22
 (j) Lock-up Agreements....................................................23
 (k) Conditions to Purchase of Option Securities...........................23
   (i) Officers' Certificate...............................................23
   (ii) Opinion of Counsel for Company.....................................23
   (iii) Opinion of Counsel for Selling Shareholder........................23
   (iv) Opinion of Counsel for Underwriters................................23
   (v) Bring-down Comfort Letter...........................................23
 (l) Additional Documents..................................................23
 (m) Termination of Agreement..............................................24

SECTION 6. Indemnification.................................................24

 (a) Indemnification of Underwriters.......................................24
 (b) Indemnification of the Company, Directors and Officers, and the
       Selling Shareholder.................................................26
 (c) Actions against Parties; Notification.................................26
 (d) Settlement without Consent if Failure to Reimburse....................27

SECTION 7. Contribution....................................................27

SECTION 8. Representations, Warranties and Agreements to Survive Delivery..29

SECTION 9. Termination of Agreement........................................29
 (a) Termination; General..................................................29
 (b) Liabilities...........................................................29

SECTION 10. Default by One or More of the Underwriters.....................29

SECTION 11. Default by the Selling Shareholder or the Company..............30

SECTION 12. Notices........................................................31

SECTION 13. Parties........................................................31

SECTION 13. Governing Law and Time.........................................31

SECTION 14. Effect of Headings.............................................31

______________________
SCHEDULES AND EXHIBITS

Schedule A  Underwriters
Schedule B  Securities
Schedule C  Initial Public Offering Price
Schedule D  List of Persons with Registration Rights
Schedule E  List of Persons Subject to Lock-up

Exhibit A   Form of Company Counsel Opinion
Exhibit B   Form of Selling Shareholder Opinion
Exhibit C   Form of Lock-up

                               POPPE TYSON, INC.

                            (a Delaware corporation)

                        ________ Shares of Common Stock

                          (Par Value $.001 Per Share)

                               PURCHASE AGREEMENT
                               ------------------


                                                               ________ __, 1996

MERRILL LYNCH & CO.
   Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Dean Witter Reynolds Inc.
  as Representative(s) of the several Underwriters
c/o Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

      Poppe Tyson, Inc., a Delaware corporation (the "Company"), and Bozell, Jacobs, Kenyon & Eckhardt, Inc., a Delaware corporation (the "Selling Shareholder"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and Dean Witter Reynolds Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholder, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto, and (ii) the grant by the Company and the Selling Shareholder to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of ________ and ________ additional shares of Common Stock, respectively, to cover over-allotments, if any. The aforesaid ________ shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the ________ shares of Common Stock subject to the option described in
Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

      The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-________) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and any schedules thereto, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated __________ __, 1996 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      SECTION 1.  Representations and Warranties.
                  ------------------------------

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) Compliance with Registration Requirements.  Each of the
              -----------------------------------------
Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

      At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

      Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants.  The accountants who certified the
               -----------------------
financial statements and supporting notes and schedules of the Company and its subsidiaries, and of the Jayme Organization, Inc., Animated Systems & Design, Inc. and subsidiary, and Werner, Chepelsky and Partners, Inc. (collectively referred to as the "Acquired Companies") included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements.  The financial statements included in
                --------------------
the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries, and of the Acquired Companies, respectively, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein. No other financial statements or schedules are required to be included in the Registration Statement.

          (iv) No Material Adverse Change in Business.  Since the respective
               --------------------------------------
dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than the dividend of DoubleClick Inc.'s common stock to the Selling Shareholder.

          (v) Good Standing of the Company.  The Company has been duly organized
              ----------------------------
and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vi) Good Standing of Subsidiaries.  Each subsidiary of the Company
               -----------------------------
has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the subsidiaries was issued in violation of the preemptive or similar rights arising by operation of law, or under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 to the Registration Statement.

          (vii) Capitalization.  The authorized, issued and outstanding
                --------------
capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (viii) Authorization of Agreement.  This Agreement has been duly
                 --------------------------
authorized, executed and delivered by the Company.

          (ix) Authorization and Description of Securities.  The Securities to
               -------------------------------------------
be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock materially conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

          (x) Absence of Defaults and Conflicts.  Neither the Company nor any of
              ---------------------------------
its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or subsidiary is subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities by the Company and the use by the Company of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets or properties, except for such violations that would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xi) Absence of Labor Dispute.  No labor dispute with the employees of
               ------------------------
the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xii) Absence of Proceedings.  There is no action, suit,
                ----------------------
proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Selling Shareholder or the Company, threatened, against or affecting the Selling Shareholder or the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Selling Shareholder, the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiii) Accuracy of Exhibits.  There are no contracts or documents
                 --------------------
which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xiv) Possession of Intellectual Property.  The Company and its
                -----------------------------------
subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Selling Shareholder, the Company nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xv) Absence of Further Requirements.  No filing with, or
               -------------------------------
authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (xvi) Possession of Licenses and Permits.  The Company and its
                ----------------------------------
subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to possess such Governmental Licenses or so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvii) Leasehold Interests and Title to Property.  The Company and
                 -----------------------------------------
its subsidiaries own no real property and have good title to all other properties (other than real property) owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

          (xviii) Compliance with Cuba Act.  The Company has complied with,
                  ------------------------
and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xix) Investment Company Act.  The Company is not, and upon the
                ----------------------
issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xx) Environmental Laws.  Except as described in the Registration
               ------------------
Statement and except such violations as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to any Hazardous Materials or the violation of any Environmental Laws.

          (xxi) Registration Rights.  Except for the persons listed on
                -------------------
Schedule D, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

          (xxii) Related Transactions.  There are no outstanding loans,
                 --------------------
advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the Selling Shareholder, the

Company's or the Selling Shareholder's officers or directors or any of the members of the families of any of them, that are required to be disclosed, that are not disclosed, in the Registration Statement and the Prospectus.

          (xxiii) Foreign Corrupt Practices Act.  Neither the Company nor any
                  -----------------------------
of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (xxiv) Insurance.  The Company together with its subsidiaries
                 ---------
carries or is covered by insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or the subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any of its subsidiaries had been refused any insurance coverage sought or applied for; and neither the Company nor any of the subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (xxv) Taxes.  The Selling Shareholder, the Company and their
                -----
respective subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes and all assessments received by them to the extent such taxes have become due, except where the failure to so file or pay would not have a Material Adverse Effect.

          (xxvi) Internal Controls.  The Company and each of its
                 -----------------
subsidiaries maintains (or the Selling Shareholder maintains on their behalf) a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxvii) Filings.  The Company has filed a registration statement
                  -------
pursuant to Section 12(g) of the Exchange Act, to register the Common Stock, has filed an application to list the securities on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance of the Securities.

          (xxviii) Brokers.  The Company has not incurred any liability for a
                   -------
fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

          (xxix) Rights to Acquire Securities.  There are no outstanding
                 ----------------------------
subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as described in the Prospectus.

          (xxx) Compliance with Laws.  The Company and its subsidiaries are
                --------------------
in compliance with all applicable laws, statutes, ordinances, rules or regulations, except where the noncompliance with such laws, statutes, ordinances, rules or regulations would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

          (xxxi) Absence of Manipulation.  The Selling Shareholder, the
                 -----------------------
Company and its subsidiaries have not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xxxii) Lock-Ups.  The Company has obtained and delivered to the
                  --------
Representative(s) the agreements of the persons and entities named in Schedule E in the form of Exhibit C hereto.

          (xxxiii)  Distribution of Prospectus.  The Company has not distributed
                    --------------------------
and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus filed with the Commission, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Representative(s).

          (xxxiv) Services Agreement.  Each of the Operating Services
                  ------------------
Agreement between the Selling Shareholder and the Company (the "Services Agreement"), the Sublease Agreement and the Occupancy Agreements described in the Prospectus under "Certain Transactions" (collectively, the "Sublease Agreement"), and the Tax Sharing Agreement between the Selling Shareholder and the Company (all of the foregoing agreements being referred to herein as the "Inter-corporate Agreements") has been duly and validly authorized, executed and delivered by the Company and the Selling Shareholder and is the valid and binding agreement of the Company and the Selling Shareholder enforceable against each of the Company and the Selling Shareholder in accordance with its terms, except as provided by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (collectively, "applicable bankruptcy laws"). The execution, delivery and performance of the Inter-corporate Agreements by the Company, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets or properties, except for such violations that would not result in a Material Adverse Effect. Except for those that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by such Inter-corporate Agreements.

      (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each Date of Delivery, and agrees with each Underwriter, as follows:

          (i) Good Standing of the Selling Shareholder.  The Selling Shareholder
              ----------------------------------------
has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement.

          (ii) Absence of Defaults and Conflicts.  The Selling Shareholder is
               ---------------------------------
not in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder is subject (collectively, "Selling Shareholder Agreements and Instruments") except for such violations or defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Selling Shareholder and its subsidiaries considered as one enterprise (a "Selling Shareholder Material Adverse Effect").

          (iii) Beneficial Ownership.  The Selling Shareholder owns, and
                --------------------
will own as of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions except for any lien arising from that certain Pledge Agreement dated June 22, 1994 between the Selling Shareholder and Citibank, N.A. as Agent for certain other lenders as described therein.

          (iv) Accurate Disclosure.  The representations and warranties of the
               -------------------
Company contained in Section 1(a) hereof are true and correct; the Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

          (v) Authorization of Agreement.  The Selling Shareholder has the full
              --------------------------
right, power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder hereunder. The execution, delivery and performance of this Agreement by the Selling Shareholder and the sale and delivery of the Securities to be sold by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated herein and in the Registration Statement and compliance by the Selling Shareholder with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Selling Shareholder Repayment Event (as defined below) under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to, the Selling Shareholder Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its assets or properties. As used herein, a "Selling Shareholder Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Selling Shareholder, the Company or any Company subsidiary.

          (vi) Good and Marketable Title.  Selling Shareholder will at the
               -------------------------
Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by the Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, the Selling Shareholder will transfer to each of the Underwriters good and marketable title to the Securities purchased by it from the Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (vii)  Absence of Manipulation.  The Selling Shareholder has not
                 -----------------------
(i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities, or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (viii) Absence of Further Requirements.  No filing with, or
                 -------------------------------
consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (ix) Restriction on Sale of Securities.  During a period of 180 days
               ---------------------------------
from the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

          (x) Certificates Suitable for Transfer.  Certificates for all of the
              ----------------------------------
Securities to be sold by the Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, will be delivered to the Underwriters pursuant to, and in accordance with, this Agreement.

          (xi) No Association with NASD.  Neither the Selling Shareholder nor
               ------------------------
any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

          (xii) Inter-corporate Agreements.  Each of the Inter-corporate
                --------------------------
Agreements to which the Selling Shareholder is a party has been duly and validly authorized, executed and delivered by the Selling Shareholder and is the valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms, except as provided by applicable bankruptcy laws. The consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to, the Selling Shareholder Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Selling Shareholder Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its assets or properties, except for such violations that would not result in a Selling Shareholder Material Adverse Effect. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by the Selling Shareholder of the transactions contemplated by the Inter-corporate Agreements to which the Selling Shareholder is a party, except such as have been obtained.

     (c) Officer's Certificates. Any certificate signed by any officer of the Company or any subsidiary thereof delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder thereof delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.
                 ------------------------------------------

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or the Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchase of fractional securities.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Shareholder, severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional ________ shares and ________ shares of Common Stock, respectively, as set forth in Schedule B, at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Shareholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, at 10:00 A.M. (Eastern Time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholder.

     Payment shall be made to the Company and the Selling Shareholder by wire transfer of immediately available funds to bank accounts designated by the Company and the Selling Shareholder, respectively, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern Time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company.  The Company covenants with each
                ------------------------
Underwriter as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement, shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), furnished to the Representatives will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, each preliminary prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing.   The Company will use its best efforts to effect and maintain the quotation of the Common Stock (including the Securities) on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

     (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing, except for the granting of options pursuant to the Company's Amended and Restated 1996 Stock Option Plan as described in the Prospectus, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to any non-employee director stock plan.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) Form SR. The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     (m) Form S-8. The Company will not file a Form S-8 registration statement until one hundred eighty (180) days after the date of the final prospectus filed pursuant to Rule 424(b) under the Act.

     (n) Information. During a period of five years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly statements of operations for each of the first three quarters of the fiscal year. During a period of three years after the date hereof, the Company will furnish to you,
(i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders a balance sheet of the Company as of the end of such fiscal year, together with statements of operations of shareholders' equity and of cash flows of the Company for such fiscal year, accompanied by a copy of opinion or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company or any of the subsidiaries, and (vi) any additional information of a public nature concerning the Company or the subsidiaries, or its business which you may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and the subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not consolidated. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (o) Transfer Agent. The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

     SECTION 4.  Payment of Expenses.
                 -------------------

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors,
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, and (x) the fees and expenses incurred in connection with the inclusion of the Securities on the Nasdaq National Market.

     (b) Expenses of the Selling Shareholder.  The Selling Shareholder will pay
(i) all underwriting discounts and selling commissions applicable to the sale of its Securities; (ii) stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and its transfer between the Underwriters pursuant to an agreement between such underwriters, and (iii) the fees and disbursements of its counsel and accounts, to the extent not paid by the Company pursuant to Section 4(a).

     (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.  Conditions of Underwriters' Obligations.  The obligations of
                 ----------------------------------------
the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Selling Shareholder, the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Selling Shareholder and the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective on the date hereof and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Loeb & Loeb LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Counsel for the Selling Shareholder. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Loeb & Loeb LLP, counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (d) Opinion of Counsel for Underwriters. At Closing Time the Representatives shall have received the favorable opinion, dated as of Closing Time, of Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v),
(vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock -- Common Stock) and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the Commonwealth of Massachusetts, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) Officer's Certificate. At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate from each of the President or a Vice President of the Selling Shareholder and the Company and of the chief financial or chief accounting officer of the Selling Shareholder and the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) and Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Selling Shareholder and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

     (f) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (g) Bring-down Comfort Letter. At Closing Time the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (h) Approval of Listing. At the Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

     (i) Certain Guaranties. At the Closing Time, the Company shall not be a party to, or obligated under, any guarantee of indebtedness of money borrowed by, or reimbursement in connection with a letter of credit issued to secure an obligation of, the Selling Shareholder or any other person other than itself or the deferred purchase price of any property acquired by the Selling Shareholder or any person other than itself.

     (j) Termination of Agreements. At the Closing Time, the Securities being sold by the Selling Shareholder shall have been released from any lien created by that certain Pledge Agreement dated June 22, 1994 together with any and all amendments thereto made by the Selling Shareholder, as Pledgor, to Citibank, N.A. ("Citibank"), as agent for the lenders referred to therein, and that certain Guarantee dated June 22, 1994 together with any and all amendments thereto made by the Company in favor of Citibank shall have been terminated.

     (k) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (l) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule E hereto.

     (m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Selling Shareholder and the Company contained herein and the statements in any certificates furnished by the Selling Shareholder and the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) Officers' Certificate.  A certificate, dated such Date of
              ---------------------
     Delivery, of each of the President or a Vice President of the Selling Shareholder and the Company and of the chief financial or chief accounting officer of the Selling Shareholder and the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinion of Counsel for Company.  The favorable opinion of Loeb &
               ------------------------------
     Loeb LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii)  Opinion of Counsel for Selling Shareholder.  The favorable
                 ------------------------------------------
     opinion of Loeb & Loeb LLP, counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, dated such Date and Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c).

          (iv) Opinion of Counsel for Underwriters.  The favorable opinion of
               -----------------------------------
     Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (v) Bring-down Comfort Letter.  A letter from KPMG Peat Marwick LLP,
              -------------------------
     in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (n) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Selling Shareholder and the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.
                ---------------

     (a) Indemnification of Underwriters. The Company and, subject to the last paragraph of this subsection (a), the Selling Shareholder each jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholder; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch subject to the terms of Section 6(c) hereof with respect to counsel fees), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
- --------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      In making a claim for indemnification under this Section 6 or contribution under Section 7 hereof by the Company or the Selling Shareholder, the indemnified parties may proceed against either (i) the Company and the Selling Shareholder jointly or (ii) the Company only, but may not proceed solely against the Selling Shareholder. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense under this Section 6 or Section 7 hereof (each such circumstance or event, a "Loss") the indemnified parties shall seek to satisfy the Loss in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Loss shall remain unsatisfied in whole or in part 20 days following the date of receipt by the Company of a demand shall any indemnified party have the right to take action to satisfy such Loss by making demand directly on the Selling Shareholder (but only if and to the extent that the Company has not already satisfied such Loss, whether by settlement, release or otherwise). The indemnified parties may exercise this right to first seek to obtain payment from the Company and thereafter obtain payment from the Selling Shareholder without regard to the pursuit by any party of its rights to the appeal of any judgment. The indemnified parties shall, however, be relieved of this obligation to seek to obtain payment from the Company with respect to such Loss and having sought such payment, to wait such 20 days after failure by the Company to immediately satisfy any such Loss if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code"), (ii) an order for relief is ordered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. In the case of reimbursement of expenses pursuant to this Section 6, the indemnified parties shall first seek to obtain such reimbursement in full from the Company by making a written demand upon the Company for such reimbursement. Only in the event such expenses shall remain unreimbursed in full or in part 20 days following the date of receipt by the Company of such demand shall the indemnified party have the right to receive reimbursement of such expenses from the Selling Shareholder by making written demand directly on the Selling Shareholder (but only to the extent the Company has not already satisfied the demand for reimbursement, whether by settlement, release or otherwise). The indemnified parties, however, shall be relieved of their obligation to first seek to obtain such reimbursement from the Company or, having made written demand therefor, to wait 20 days after notice to the Company to immediately reimburse such expenses if (i) the Company files a petition for relief under the Bankruptcy Code, (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets. Notwithstanding anything to the contrary contained herein, the provisions of this paragraph shall not apply to any claim for indemnity pursuant to this Section 6 arising from a breach by the Selling Shareholder of its representations and warranties contained in each of Section 1(b) (iii), (iv), (vi), or (vii).

      In the event that the Selling Shareholder shall be required to satisfy a Loss under this Section 6 or Section 7 hereof after demand on the Company (or in cases where no such demand on the Company is required hereunder), the Selling Shareholder shall be entitled to recover from the Company the Company's pro rata share of such Loss (other than in the case of a Loss resulting from a breach by the Selling Shareholder of its representations and warranties contained in each of Section 1(b) (iii), (iv), (vi) or (vii) hereof). The Company's pro rata share of such Loss shall equal the product obtained by multiplying the amount of the Loss by a number determined by dividing the number of Securities actually sold by the Company hereunder by the total number of Securities sold by the Company and the Selling Shareholder hereunder.

     (b) Indemnification of the Company, Directors and Officers, and the Selling
Shareholder.    Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of the officers who signed the Registration Statement, the Selling Shareholder and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section

6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.  Contribution.  If the indemnification provided for in Section 6
                 ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall, subject to the terms and conditions contained in Section 6 hereof, contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholder and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Shareholder and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Selling Shareholder and the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholder and the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover or the Term Sheet.

     The relative fault of the Selling Shareholder and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Selling Shareholder and the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses (subject to the terms of Section 6(c) hereof with respect to counsel fees) reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling

Shareholder. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Selling Shareholder or the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Selling Shareholder or the Company, and shall survive delivery of the Securities to the Underwriters.

      SECTION 9. Termination of Agreement.
                 ------------------------

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters.  If one or more of
                  ------------------------------------------
the Underwriters shall fail at Closing Time or on a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

       (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

       (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriters.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Shareholder to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

      SECTION 11. Default by the Selling Shareholder or the Company.  (a)  If
                  -------------------------------------------------
the Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Shareholder is obligated to sell hereunder, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Section 1, 4, 6, and 7 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Shareholder so defaulting from liability, if any, in respect of such default.

      In the event of a default by the Selling Shareholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

      (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

      SECTION 12. Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative(s) c/o of Merrill Lynch & Co. at North Tower, World Financial Center, New York, New York 10281-1201, attention of Syndicate Department, and notices to the Selling Shareholder and the Company shall be directed to them c/o Poppe Tyson, Inc. and Bozell, Jacobs, Kenyon & Eckhardt, Inc. at 40 West 23rd Street, New York, New York 10010, attention of Valentine J. Zammit and Steven M. Blondy.

      SECTION 13. Parties.  This Agreement shall each inure to the benefit of
                  -------
and be binding upon the Underwriters, the Selling Shareholder and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Selling Shareholder and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Selling Shareholder and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY
                  ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 14.  Effect of Headings.  The Article and Section headings herein
                   ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Selling Shareholder and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Selling Shareholder and the Company in accordance with its terms.

                              Very truly yours,

                              POPPE TYSON, INC.


                              By:
                                 -----------------------------------
                                  Name:
                                  Title:


                              BOZELL, JACOBS, KENYON
                              & ECKHARDT, INC.


                              By:
                                 -----------------------------------
                                  Name:
                                  Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DEAN WITTER REYNOLDS INC.

By:   MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

By: _________________________________
      Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                        Number of
Name of Underwriter                                 Initial Securities
- -------------------                                 ------------------
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated.............................
Dean Witter Reynolds Inc.....................




Total........................................
                                                        ===========

                                   SCHEDULE B


                              Number of Initial        Maximum Number of Option
                            Securities to be Sold        Securities to be Sold
                            ---------------------      ------------------------

POPPE TYSON, INC..........

BOZELL, JACOBS, KENYON &
  ECKHARDT................


Total.....................
                                                               ===========

                                   SCHEDULE C

                               POPPE TYSON, INC.
                      ____________ Shares of Common Stock
                          (Par Value $.001 Per Share)


      1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $_____.

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $_____, being an amount equal to the initial public offering price set forth above less $___ per share.

                                  SCHEDULE D


                              List of Persons with
                              Registration Rights


Bozell, Jacobs, Kenyon & Eckhardt, Inc.
G. Douglas Burck
Walter M. Lewis, Jr.
Brodie Callendar
Laurien Callendar
Rea B. Callendar
Mary Malone
Larry Henninger
Warren E. Anderson and Catherine L. Anderson as Co-Trustees of a trust dated
 4/25/95
Robert L. and Karen Stevens, Trustees of a trust dated 8/9/78
James L. McBride, Jr.
Fergus O'Daly, Jr.
David S. Carlick
Thomas E. Wharton, Jr.
W. Grant Gregory
Kevin C. Clark
Jason C. Schmidly

                                   SCHEDULE E


                          List of persons and entities
                               subject to lock-up

Fergus O'Daly, Jr.
David S. Carlick
Thomas E. Wharton, Jr.
Steven M. Blondy
David E. Bell
Kevin C. Clark
Michael D. Drexler
Charles D. Peebler, Jr.
Paul C. Schorr III
Thomas H. Stoner
Valentine J. Zammit
W. Grant Gregory
Jason C. Schmidly
G. Douglas Burck
Walter M. Lewis, Jr.
Brodie Callendar
Laurien Callendar
Rea B. Callendar
Mary Malone
Larry Henninger
Warren E. Anderson and Catherine L. Anderson as Co-Trustees of a trust dated
 4/25/95
Robert L. and Karen Stevens, Trustees of a trust dated 8/9/78
James C. McBride, Jr.

[List any other Shareholders of the Company]

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule 1 hereto.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (v) The Securities to be issued for sale to the Underwriters have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Prospectus, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

     (vi) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Company.

     (vii) Animated Systems & Design, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule 1 hereto; all of the issued and outstanding capital stock of such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge and information, is owned by the Company, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of such subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

     (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared (or in the case of any Rule 462(b) Registration Statement, become) effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

     (xiii) To the best of our knowledge, except as described in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Selling Shareholder, the Company or any Company subsidiary is a party, or to which the property of the Selling Shareholder, the Company or any Company subsidiary is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the Purchase Agreement or the performance by the Selling Shareholder and the Company of its obligations thereunder;

     (xiv) [This paragraph will be modified as necessary as the draft Registration Statement is modified.] The information in the Prospectus under "Description of Capital Stock--Common Stock", "Description of Capital Stock-- Preferred Stock", "Description of Capital Stock--Delaware Law and Certain Charter Provisions," "Management--Limitation on Liability and Indemnification Matters" and "Business--Litigation" and in the Registration Statement under item 15, to the extent that it constitutes matters of law, summaries of legal matters, the

Company's charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (xvi) All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (xvii) To the best of our knowledge, and except as would have no Material Adverse Effect, no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement.

     (xviii) No filing with, or authorization, approval, consent or order of any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is required in connection with the authorization, execution and delivery of the Agreement or for the offering, issuance or sale of the Securities;

     (xix) The execution, delivery and performance of the Purchase Agreement by the Company and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale by the Company of the Securities and the use of the proceeds from the sale of the Securities by the Company as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its respective obligations under the Purchase Agreement will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x)of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     (xx) Except as set forth in the Prospectus and Schedule D to the Purchase Agreement, to the best of our knowledge, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (xxi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     (xxii) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company. The outstanding stock options relating to the Company's Common Stock have been duly authorized and validly issued and the description thereof contained in the Prospectus is accurate in all material respects.

     (xxiii) Each of the Operating Services Agreement between the Selling Shareholder and the Company (the "Services Agreement"), the Sublease Agreement and the Occupancy Agreement described in the Prospectus under "Certain Transactions", and the Tax Sharing Agreement between the Selling Shareholder and the Company (all of the foregoing agreements being referred to herein as the "Inter-corporate Agreements") has been duly and validly authorized, executed and delivered by each of the Selling Shareholder and the Company and is the valid and binding agreement of each of the Selling Shareholder and the Company enforceable in accordance with its terms, except as provided by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (collectively, "applicable bankruptcy laws"). The execution, delivery and performance of the Inter-corporate Agreements by each of the Selling Shareholder and the Company, the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of each of the Selling Shareholder and the Company, or any agreement, indenture or other instrument to which the Selling Shareholder or the Company is a party or by which it is bound, or to which any of its properties is subject, and do not and will not violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Selling Shareholder or the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Shareholder or the Company, which would be material to the Company and its subsidiaries taken as a whole. No consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by such Inter-corporate Agreements.

      Nothing has come to our attention that would lead us to believe that the Registration Statement, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein, as to which such counsel need make no statement), at the time the Prospectus or any such amended or supplemented Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit B

                  FORM OF OPINION FOR THE SELLING SHAREHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)


          (i) The Selling Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations hereunder, or in connection with the offer, sale or delivery of the Securities to the Underwriters or the consummation of the transactions contemplated by the Purchase Agreement.

          (iii) The Purchase Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder.

          (iv) The sale of the Securities by the Selling Shareholder is not subject to preemptive or similar rights by operation of law or, to such counsel's knowledge, otherwise.

          (v) The execution, delivery and performance of the Purchase Agreement, the sale and delivery of the Securities by the Selling Shareholder, the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholder with their obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and, to the knowledge of such counsel, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any tax lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties (except that such counsel needs not express an opinion as to the securities or blue sky laws of any jurisdiction other than the United States).

          (vi) The Selling Shareholder is, and immediately prior to Closing Time will be, the sole registered owner of the Securities to be sold by the Selling Shareholder; upon consummation of the sale of the Securities pursuant to the Purchase Agreement, each of the Underwriters will be the registered owner of the Securities purchased by it from the Selling Shareholder and, assuming the Underwriters purchased the Securities for value in good faith, to the knowledge of such counsel, the Underwriters will have acquired all rights of the Selling Shareholder in the Securities free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and the owner of the Securities, if other than the Selling Shareholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement; and the Selling Shareholder has the requisite corporate power and authority (A) to enter into the Purchase Agreement and (B) to sell, transfer and deliver the Securities to be sold by the Selling Shareholder under the Purchase Agreement.

      In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Selling Shareholder and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       Exhibit C

                                Form of Lock-up
                                ---------------


                                                            ___________ __, 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated,
DEAN WITTER REYNOLDS INC.
  as Representatives of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

      Re: Proposed Public Offering by Poppe Tyson, Inc.
          ---------------------------------------------

Dear Sirs:

      The undersigned, a stockholder, officer and/or director of Poppe Tyson, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Dean Witter Reynolds Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and Bozell, Jacobs, Kenyon & Eckhardt, Inc., the Company's parent ("Bozell"), providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                     Very truly yours,


                                     Signature:____________________________

                                     Print Name:___________________________

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